UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 4, 2025

CXApp Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39642	85-2104918
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Four Palo Alto Square, Suite 200 3000 El Camino Real Palo Alto, CA	94306
(Address of principal executive offices)	(Zip Code)

(650) 785-7171
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CXAI	The Nasdaq Stock Market LLC
Warrants to purchase common stock	CXAIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 4, 2025, the Board of Directors of CXApp Inc. (the “Company”) approved, and the Company filed with the Delaware Secretary of State, a Certificate of Validation (the “Certificate”) pursuant to Section 204 of the Delaware General Corporation Law (“DGCL”). The Certificate ratifies and validates the Company’s Second Amended and Restated Certificate of Incorporation (the “Second A&R Charter”), which had been duly adopted by the Company’s stockholders but, due to a clerical omission, was not filed with the Delaware Secretary of State on March 14, 2023. The Company’s stockholders had previously approved the Second A&R Charter at the special meeting reported in the Company’s Form 8-K filed March 10, 2023.

Under DGCL Section 204, the Certificate deems the Second A&R Charter to have become effective as of 5:00 p.m. (Eastern Time) on March 14, 2023. As a result, all corporate actions taken by the Company in reliance on the Second A&R Charter since that date, including the issuance of shares of Class C Common Stock, are retroactively validated and are no longer void or voidable by reason of the prior failure to file.

The foregoing description of the Certificate and the Second A&R Charter does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate and the Second A&R Charter, which are filed herewith as Exhibit 3.1 and Exhibit 3.2, respectively, and incorporated herein by reference.

The Certificate has been filed, but not yet approved by the Delaware Secretary of State. There is no guarantee that the Certificate will be approved. In the event that Company is required by the Delaware Secretary of State to amend the Certificate, or is required to include any additional document, an amendment to this Current Report on Form 8-K will be filed with the Securities and Exchange Commission (“SEC”) disclosing such amendment as applicable.

Item 8.01	Other Events.

Stockholder Notice.

Pursuant to Section 204(g) of the DGCL, the Company is required to send all of our current stockholders and stockholders as of the day of the defective corporate act, the resolutions adopted by the Board ratifying the defective corporate act within sixty (60) days of such resolutions, which occurred on August 4, 2025 (the “Notice”). Section 204(g) of the DGCL authorizes the Company, as a company with a class of stock listed on a national securities exchange, to provide such Notice in a document publicly filed by the Company with the SEC pursuant to §13, §14 or §15(d) (15 U.S.C. §78m, §77n or §78o(d)) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, or the corresponding provisions of any subsequent United States federal securities laws, rules or regulations.

Accordingly, a copy of the Notice is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference in its entirety.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements related to the approval of the Certificate, and other statements that are not historical facts. Any statements contained in this communication that are not statements of historical fact may be deemed to be forward-looking statements. Forward-looking statements may be identified by the use of words referencing future events or circumstances such as “expect,” “intend,” “plan,” “anticipate,” “believe,” “will,” and similar expressions and their variants. These forward-looking statements are based upon the Company’s current expectations. Forward-looking statements involve risks and uncertainties. The Company’s actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks relating to the approval of the Certificate filed with the Delaware Secretary of State.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Validation, filed with the Delaware Secretary of State on August 4, 2025
3.2	Second Amended and Restated Certificate of Incorporation
99.1	Stockholder Notice, dated August 4, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CXApp Inc.

Date: August 4, 2025	By:	/s/ Khurram P. Sheikh
		Name:	Khurram P. Sheikh
		Title:	Chairman and Chief Executive Officer

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